UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 10, 2003

QUIKSILVER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15131	33-0199426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15202 Graham Street, Huntington Beach, CA (Address of Principal Executive Offices)	92649 (Zip Code)

Registrant’s Telephone Number, including Area Code:  (714) 889-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits

99.1	Press Release, dated September 10, 2003, issued by Quiksilver, Inc.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The purpose of this Current Report on Form 8-K is to furnish, as required by Item 12 of Form 8-K, the Press Release issued by Quiksilver, Inc. on September 10, 2003. The Release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2003	QUIKSILVER, INC.

	By:	/s/ Steven L. Brink

Steven L. Brink Chief Financial Officer and Treasurer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated September 10, 2003, issued by Quiksilver, Inc.

3